UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011 (November 29, 2011)

MYLAN INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Corporate Drive Canonsburg, PA		15317
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry Into a Material Definitive Agreement.

In connection with its entry into a new credit agreement with certain lenders and Bank of America, N.A., as administrative agent, on November 14, 2011 (the “Credit Agreement”), Mylan Inc. (the “Company”) was required by the terms of existing indentures to enter into the supplement indentures described below in order to add certain of its subsidiaries as guarantors of the Company’s outstanding notes.

On November 29, 2011, the Company, Somerset Pharmaceuticals, Inc., a wholly-owned subsidiary of the Company (“Somerset”), and The Bank of New York Mellon, as trustee (the “Trustee”) entered into (i) a Supplemental Indenture (the “November 2010 Supplemental Indenture”) to the Indenture, dated November 24, 2010 (the “November 2010 Indenture”), among the Company, as issuer, the guarantors from time to time party thereto and the Trustee, as trustee, relating to the Company’s outstanding 6% Senior Notes due 2018, (ii) a Supplemental Indenture (together with the November 2010 Supplemental Indenture, the “2010 Supplemental Indentures”) to the Indenture, dated May 19, 2010 (the “May 2010 Indenture”), among the Company, as issuer, the guarantors from time to time party thereto and the Trustee, as trustee, relating to the Company’s outstanding 7.625% Senior Notes due 2017 and 7.875% Senior Notes due 2020, and (iii) a Supplemental Indenture (the “2008 Supplemental Indenture”) to the Indenture, dated September 15, 2008 (the “2008 Indenture”), among the Company, as issuer, the guarantors from time to time party thereto and the Trustee, as trustee, relating to the Company’s outstanding 3.75% Cash Convertible Notes due 2015, pursuant to which Somerset agreed to guarantee the payment by the Company of principal, premium, if any, and interest on the notes governed by such indentures to the extent provided therein. In addition, the Company, Somerset and Dey, Inc., Dey Pharma, L.P., Dey Limited Partner, Inc., EMD, Inc., Mylan Delaware Inc., Mylan LHC Inc., all wholly-owned subsidiaries of the Company (together with Somerset, the “Subsidiary Guarantors”), entered into a Supplemental Indenture (together with the 2010 Supplemental Indentures and the 2008 Supplemental Indenture, the “Supplemental Indentures”) to the Indenture, dated March 7, 2007 (the “2007 Indenture”), among the Company, as issuer, the guarantors from time to time party thereto and the Trustee, as trustee, relating to the Company’s outstanding 1.25% Senior Convertible Notes due 2012, pursuant to which the Subsidiary Guarantors agreed to guarantee the payment by the Company of principal, premium, if any, and interest on the notes governed by such indenture to the extent provided therein.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Supplemental Indentures, copies of which are filed herewith as Exhibits 4.1 through 4.4 and are incorporated by reference herein. The November 2010 Indenture was filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 4.1 to the Company’s Current Report on Form 8-K on November 24, 2010. The May 2010 Indenture was filed with the Commission as Exhibit 4.1 to the Company’s Current Report on Form 8-K on May 19, 2010. The 2008 Indenture was filed with the Commission as Exhibit 4.1 to the Company’s Current Report on Form 8-K on September 15, 2008. The 2007 Indenture was filed with the Commission as Exhibit 4.1 to the Company’s Current Report on Form 8-K on March 7, 2007.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	First Supplemental Indenture, dated November 29, 2011, by and among Mylan Inc., Somerset Pharmaceuticals, Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated November 24, 2010, among Mylan Inc., the Guarantors thereto and The Bank of New York Mellon, as trustee
4.2	First Supplemental Indenture, dated November 29, 2011, by and among Mylan Inc., Somerset Pharmaceuticals, Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated May 19, 2010, among Mylan Inc., the Guarantors thereto and The Bank of New York Mellon, as trustee
4.3	First Supplemental Indenture, dated November 29, 2011, by and among Mylan Inc., Somerset Pharmaceuticals, Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated September 15, 2008, among Mylan Inc., the Guarantors thereto and The Bank of New York Mellon, as trustee
4.4	First Supplemental Indenture, dated November 29, 2011, by and among Mylan Inc., Somerset Pharmaceuticals, Inc., Dey, Inc., Dey Pharma, L.P., Dey Limited Partner, Inc., EMD, Inc., Mylan Delaware Inc., Mylan LHC Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated March 7, 2007, among Mylan Inc., the Guarantors thereto and The Bank of New York Mellon, as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.

Date: November 30, 2011	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated November 29, 2011, by and among Mylan Inc., Somerset Pharmaceuticals, Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated November 24, 2010, among Mylan Inc., the Guarantors thereto and The Bank of New York Mellon, as trustee
4.2	First Supplemental Indenture, dated November 29, 2011, by and among Mylan Inc., Somerset Pharmaceuticals, Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated May 19, 2010, among Mylan Inc., the Guarantors thereto and The Bank of New York Mellon, as trustee
4.3	First Supplemental Indenture, dated November 29, 2011, by and among Mylan Inc., Somerset Pharmaceuticals, Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated September 15, 2008, among Mylan Inc., the Guarantors thereto and The Bank of New York Mellon, as trustee
4.4	First Supplemental Indenture, dated November 29, 2011, by and among Mylan Inc., Somerset Pharmaceuticals, Inc., Dey, Inc., Dey Pharma, L.P., Dey Limited Partner, Inc., EMD, Inc., Mylan Delaware Inc., Mylan LHC Inc. and The Bank of New York Mellon, as trustee, to the Indenture, dated March 7, 2007, among Mylan Inc., the Guarantors thereto and The Bank of New York Mellon, as trustee

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